096 P2 10/18

SUPPLEMENT DATED OCTOBER 26, 2018

TO THE PROSPECTUS DATED AUGUST 1, 2018

OF

TEMPLETON GLOBAL iNVESTMENT TRUST

Templeton Frontier Markets Fund

The prospectus is amended as follows:

I.  On October 4, 2018, shareholders approved a change in investment manager from Templeton Asset Management Ltd.   to Franklin Templeton Investments (ME) Limited. Therefore, the “Fund Summary – Investment Manager” and “Fund Summary – Portfolio Managers” sections on page 10 of the prospectus are replaced with the following:

Investment Manager

Franklin Templeton Investments (ME) Limited (FTIME)

Portfolio Managers

Ahmed Awny, CFA

Portfolio Manager of FTIME and portfolio manager of the Fund since October 2018.

David Haglund

Portfolio Manager of FTIME and portfolio manager of the Fund since October 2018.

Bassel Khatoun

Director of FTIME and portfolio manager of the Fund since May 2018.

II.  The “Fund Details – Management” section beginning on page 22 of the prospectus is replaced with the following:

Management

Effective on October 26, 2018, Franklin Templeton Investments (ME) Limited (FTIME), The Gate, East Wing, Level 2, Dubai International Financial Centre, P.O. Box 506613, Dubai, U.A.E., is the Fund’s investment manager. Prior to that date, Templeton Asset Management Ltd. (Asset Management), 7 Temasek Boulevard, Suntec Tower One, #38-03, Singapore 038987, served as the Fund’s investment manager. FTIME is an indirect subsidiary of Franklin Resources, Inc. (Resources). Together, FTIME and its affiliates manage, as of September 30, 2018, over $717 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals focused on investments in frontier market countries. The portfolio managers of the team are as follows:

Ahmed Awny, CFA  Portfolio Manager of FTIME

Mr. Awny has been a lead portfolio manager of the Fund since October 2018. He joined Franklin Templeton Investments in 2007.

David Haglund  Portfolio Manager of FTIME

Mr. Haglund has been a lead portfolio manager of the Fund since October 2018. He joined Franklin Templeton Investments in 2007.

Bassel Khatoun  Director of FTIME

Mr. Khatoun has been a lead portfolio manager of the Fund since May 2018. He joined Franklin Templeton Investments in 2007.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

As portfolio managers, Messrs. Awny, Haglund and Khatoun are jointly and primarily responsible for the investments of the Fund. They have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which they may perform these functions, and the nature of these functions, may change from time to time.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The investment management fee charged by FTIME is the same as the investment management fee that was charged by Asset Management prior to October 26, 2018. For the fiscal year ended March 31, 2018, Asset Management agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. In addition, Asset Management and FTIME have agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding the Rule 12b-1 fees; acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) for each class of the Fund do not exceed 1.75% until July 31, 2019. Asset Management and FTIME also have contractually agreed to waive their fees so that the management fee for the Fund does not exceed 1.35% until July 31, 2019. For the fiscal year ended March 31, 2018, the investment management fees before and after such waivers were 1.45% and 1.34%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund will be available in the Fund's semi-annual report to shareholders for the period ended September 30.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Please keep this supplement with your prospectus for future reference.

096 SA2 10/18

SUPPLEMENT DATED OCTOBER 26, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 1, 2018

OF

TEMPLETON GLOBAL INVESTMENT TRUST

Templeton Frontier Markets Fund

The Statement of Additional Information (“SAI”) is amended as follows:

I. Investment restrictions number 5 and number 7 in the “Fundamental Investment Policies” section on page 2 of the SAI are replaced with the following:

5. [The Fund may not:] Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. [The Fund may not:] Invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), except that, under normal market conditions, the Fund will invest more than 25% of its net assets in the securities issued by companies operating in the financial services group of industries.

II. On October 4, 2018, shareholders approved a change in the investment manager from Templeton Asset Management Ltd. to Franklin Templeton Investments (ME) Limited. Therefore, all references to Templeton Asset Management Ltd. are replaced with Franklin Templeton Investments (ME) Limited. In addition, the first paragraph in the “Management and Other Services” section on page 32 of the SAI is replaced with the following:

Investment manager and services provided     Effective on October 26, 2018, the Fund's investment manager is Franklin Templeton Investments (ME) Limited (FTIME). The investment manager is an indirect wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

Prior to October 26, 2018, Templeton Asset Management Ltd. (Asset Management) served as investment manager to the Fund pursuant to the same fee schedule as FTIME.

III. The first two paragraphs and the first table in “Management and Other Services – Portfolio managers” section beginning on page 33 of the SAI are replaced with the following:

This section reflects information about the portfolio managers as of September 30, 2018.

The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
Ahmed Awny	0	N/A	4	676.8	2	368.1
David Haglund	0	N/A	4	676.8	2	368.1
Bassel Khatoun	0	N/A	1	588.2	0	N/A

1. These figures represent registered investment companies other than the Fund.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

IV. The table in the “Management and Other Services – Portfolio managers – Ownership of Fund shares” section on page 35 of the SAI is replaced with the following:”

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Ahmed Awny	None
David Haglund	None
Bassel Khatoun	None

Please keep this supplement with your SAI for future reference.

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